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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements (File Nos. 33-45481 and 33-64770) on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California
March 17, 1997

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